                                                                    Exhibit 10.7

                            TETRA TECHNOLOGIES, INC.

                       Nonqualified Stock Option Agreement

            This Agreement (the "Agreement") is effective as of April 1, 1996 (the "Grant Date"), among TETRA Technologies, Inc., a Delaware corporation (the "Company"), and Allen T. McInnes ("Optionee").

            In connection with the initial employment of Optionee with the Company as an executive officer, in order to incentivize Optionee and to afford Optionee the opportunity to purchase shares of common stock, par value $0.01 per share, of the Company ("Stock"), and in consideration of the mutual agreements set forth herein, the Company and Optionee hereby agree as follows:

            1. Grant of Option. The Company hereby grants to Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 284,977 shares of Stock, on the terms and conditions set forth herein. The Option, if not previously exercised, shall expire and not be exercisable after ten years from the Grant Date, unless earlier terminated as provided below. It is not intended that the Option qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but rather the Option shall be a non-qualified stock option.

            2. Purchase Price. The purchase price of Stock purchased upon exercise of the Option shall be $16.875 per share.

            3. Exercise of Option. Subject to the earlier expiration of the Option as herein provided and subject to the terms and conditions contained herein, to the extent vested, the Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of the Secretary of the Company, at any time and from time to time on and after the Grant Date, such exercise to be effective at the time of receipt of such written notice at the Company's principal executive office during normal business hours, but any exercise of the Option must be for a minimum of 100 shares of Stock (or, if less, for all remaining shares subject to the Option). The Option shall vest and be exercisable only in accordance with the following schedule:

                  Date                         Cumulative Shares Vested At Date*
                  ----                         ---------------------------------

                Grant Date                               33 1/3%
       1st Anniversary of Grant Date                     66 2/3%
 2nd Anniversary of Grant Date and thereafte                100%

--------------------------------------------------------------------------------

                  * For exercise dates falling between such dates, the cumulative Shares that will be vested and exercisable shall be equal to (i) the cumulative Shares vested as of the immediately preceding date plus (ii) .0278 multiplied by the total number of Shares covered by the Option multiplied by the number of full months since the immediately preceding date.

            If, upon the exercise of the Option, Optionee purchases less than the full percentage of Stock that may be purchased at the time of such exercise, Optionee's right to purchase the Stock not so purchased shall continue until the expiration date or earlier termination of the Option. Optionee (or the person permitted to exercise the Option in the event of Optionee's death) shall be and have all of the rights and privileges of a shareholder of record of the Company with respect to shares acquired upon exercise of the Option, effective upon such exercise.

            4. Payment of Exercise Price. The purchase price of shares as to which the Option is exercised shall be paid in full at the time of exercise (i) in cash or by check payable and acceptable to the Company, (ii) by tendering to the Company shares of Stock owned by Optionee for at least six months and having an aggregate Market Value Per Share (as determined by the Management and Compensation Committee of the Board of Directors of the Company (the "Committee")), as of the date of exercise and tender that is not greater than the full purchase price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the purchase price as provided in (i) above, or (iii) at Optionee's written direction, the Company shall deliver certificates for the shares of Stock for which the Option is being exercised to a broker for sale on behalf of Optionee, provided that Optionee has irrevocably instructed such broker to remit directly to the Company on Optionee's behalf the full amount of the purchase price from the proceeds of such sale. In the event that Optionee elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that Optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to Optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise. Payment instruments will be received subject to collection.

            5. Non-Transferability. The Option may not be transferred by Optionee otherwise than by will or the laws of descent and distribution.

            6. Termination of Employment. In the event of termination of an Optionee's employment due to death, retirement on or after reaching age 65 (or if prior to age 65, with the consent of the Committee) or permanent disability (such three events being a "Qualified Termination"), the Option may be exercised by Optionee (or his estate, personal representative or beneficiary) at any time within the twelve-month period following such Qualified Termination to the full extent that Optionee was entitled to exercise the same on the day immediately prior to such termination.

            If Optionee's employment is terminated for any reason other than a Qualified Termination, the Option may be exercised at any time within the three-month period following such termination to the full extent that Optionee was entitled to exercise the same on the day immediately prior to such termination.

            Notwithstanding any other provision contained in the this Section 6 or elsewhere herein, the Option shall not be exercisable after the tenth anniversary of the Grant Date.

            7. Withholding of Tax. To the extent that the exercise of the Option is a taxable event with respect to which the Company has a duty to withhold for federal or state income tax purposes, Optionee shall pay to the Company at the time of such exercise (or if Optionee is subject to Section 16(b), Optionee may direct the Company to withhold from the exercise a number of Shares with an aggregate Market Value Per Share equal to) such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Optionee fails to do so, the Company is authorized, in its sole discretion, either to withhold from any cash remuneration then or thereafter payable to Optionee any tax required to be withheld by reason of such resulting compensation income or otherwise refuse to issue or transfer any shares otherwise required to be issued pursuant to the terms hereof.

            8. Employment Relationship. For purposes of the Agreement, Optionee shall be considered to be in the employment of the Company as long as Optionee remains an employee of either the Company, a parent or subsidiary corporation (as defined in Section 424 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new agreement for this Agreement. Any question as to whether and when there has been a termination of such employment, for purposes of this Agreement, and the cause of such termination, for purposes of this Agreement, shall be determined by the Committee, and its determination shall be final. Nothing herein shall give Optionee any right to continued employment or affect in any manner the right of the Company or any subsidiary or parent corporation to terminate the employment of Optionee.

            9. Recapitalization or Reorganization

            A. The existence of the Option shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

            B. The shares underlying the Option are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of the Option, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the remaining shares of Stock available under the Plan and the number of shares of Stock with respect to which the Option may thereafter be exercised
(i) in the event of an increase in the number of outstanding shares, shall be proportionately increased and the Exercise Price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the Exercise Price per share shall be proportionately increased.

            C. Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock underlying the Option or the Exercise Price per share thereof.

            D. If the Company effects a recapitalization or otherwise materially changes its capital structure (both of the foregoing are herein referred to as a "Fundamental Change"), then thereafter upon any exercise of the Option the Optionee shall be entitled to purchase under the Option, in lieu of the number of shares of Stock as to which the Option shall then be exercisable, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the optionee had been the holder of record of the number of shares of Stock as to which the Option is then exercisable.

            E. If a Corporate Change (as defined below) shall occur, then as of its Effective Date (as defined below) the Committee, acting in its sole discretion without the consent or approval of the Optionee, shall effect one or more of the following Alternatives (as defined below) or a combination of Alternatives with respect to the Option.

            A "Corporate Change" shall have occurred if:

                  (i) the Company shall not be the surviving entity in any
            merger or consolidation (or survives only as a subsidiary of another entity),

                  (ii) the Company sells, exchanges, disposes or otherwise
            transfers all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary),

                  (iii) any person or entity (including a "group" as
            contemplated by Section 13(d)(3) of the 1934 Act) after the date hereof acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Stock,

                  (iv) the Company is to be dissolved and liquidated, or

                  (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

            The "Effective Date" shall be a date selected by the Committee, which (a) in the event of the occurrence of a Corporate Change specified in clause (i), (ii) or (iv) above, shall be no later than a date determined by the Committee to be far enough in advance of the date of such Corporate Change to permit the Optionee to exercise the Option to purchase shares of Stock and participate therewith in such Corporate Change or (b) in the event of the occurrence of a Corporate Change specified in Clause (iii) or (v) above, shall be no later than thirty days after such Corporate Change.

            For purposes of the Corporate Changes described in (iii) and (v) above, the "Committee" shall be either the Committee as constituted prior to the occurrence of such Corporate Change or, if no Committee had been appointed, the Board as constituted prior to the occurrence of such Corporate Change.

            The "Alternatives" are:

                  (1) In the case of a Corporate Change specified in clauses
            (i), (ii) or (iv), the Committee may accelerate the time at the Option may be exercised so that the Option may be exercised in full for a limited period of time on or before a specified date fixed by the Committee, after which specified date the unexercised Option and all rights of the Optionee thereunder shall terminate;

                  (2) The Committee may accelerate the time at the Option may be exercised so that the Option may be exercised in full for its then remaining term; or

                  (3) The Committee may require the mandatory surrender to the
            Company of the Option (irrespective of whether the Option is then exercisable by its terms) as of a date, before or not later than sixty days after such Corporate Change, specified by the Committee, and in such event the Committee shall thereupon cancel the Option and the Company shall pay to the Optionee an amount of cash equal to the excess of the Market Value Per Share (determined as of the date such Corporate Change is effective) of the aggregate shares of Stock subject to the Option (whether or not then vested), over the aggregate Exercise Price of such shares.

            The Alternatives may be made conditional on the occurrence of any of the Corporate Changes specified in clauses (i) through (v) above. Notwithstanding the foregoing, the Committee shall not select an Alternative (unless consented to by the Optionee) such that, if the Optionee exercised his accelerated Option pursuant to Alternative (1) or (2) and participated in a transaction specified in clause (i), (ii) or (iv) or received cash pursuant to Alternative (3), the Alternative would result in the Optionee owing any money by virtue of operation of Section 16(b) of the 1934 Act. If all such Alternatives have such a result, the Committee shall take such action, which is hereby authorized, to put the Optionee in as close to the same position as he would have been in had Alternative (1), (2) or (3) been selected but without resulting in any payment by the Optionee pursuant to Section 16(b) of the 1934 Act.

            Notwithstanding the foregoing, (1) with the consent of the optionee, the Committee may in lieu of the foregoing make such provision with respect to any Corporate Change as it deems appropriate, and (2) in the event that a Corporate Change described in Clauses (i), (ii) or (iii) occurs, but such Corporate Change does not result in any effective change in ownership or control of the Company, the Committee shall make such adjustments in the number of shares subject to the Option, the Exercise Price thereof, and such other terms and provisions of the Option as the Committee may determine to be appropriate and equitable.

            10. Withholding for Taxes

            Any cash payment under the Plan shall be reduced by any amounts required to be withheld or paid with respect thereto under all present or future federal, state and local taxes and other laws and regulations that may be in effect as of the date of each such payment ("Tax Amounts"). Any issuance of Stock pursuant to the exercise of the Option shall not be made until appropriate arrangements have been made for the payment of any amounts that may be required to be withheld or paid with respect thereto. Such arrangements may, at the discretion of the Committee, include any arrangements similar to those permissible for payment of the Exercise Price of the Option.

            11. Preemption by Applicable Laws and Regulations

            Anything herein to the contrary notwithstanding, if, at any time specified herein for the making of any determination or the issuance or other distribution of shares of Stock, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the Optionee (or the Optionee's beneficiary), as the case may be, to take any action in connection with any such determination, the shares then to be issued or distributed, the issue or distribution of such shares or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.

            12. Unregistered Shares

         The shares of Stock to be issued upon exercise of the Option has not been registered under any securities laws and may not be sold or distributed unless (1) a registration statement under the Securities Act of 1933, as amended, with respect to such shares shall then be in effect or (2) the availability of an exemption from such registration shall be established to the satisfaction of counsel to the Company. If, at any time in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, for the Optionee to agree to hold any shares of Stock issued to him for investment and without intention to resell or distribute the same and for the Optionee to agree to dispose of such shares only in compliance with such laws and regulations, the Optionee will, upon the request of the Company, execute and deliver to the Company a further agreement to such effect.

            13. Miscellaneous

            A. No Rights as a Stockholder. The Optionee shall have no rights as a stockholder with respect to shares covered by the Option until the date of the issuance of shares to the Optionee pursuant hereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

            B. No Right to Corporate Assets. Nothing contained herein shall be construed as giving Optionee or his beneficiaries or any other person any equity or other interest of any kind in any assets of the Company or any Affiliate or creating a trust of any kind or a fiduciary relationship of any kind between the Company or an Affiliate and any such person.

            C. No Restriction on Corporate Action. Nothing contained herein shall be construed to prevent the Company or any Affiliate from taking any corporate action that is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Optionee. Neither the Optionee nor any beneficiary of his or any other person shall have any claim against the Company or any Affiliate as a result of any such action.

            D. Non-assignability. Neither the Optionee nor his beneficiaries shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of their interest arising under the Option; nor shall such interest be subject to seizure for the payment of the Optionee's or such beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of the Optionee's or such beneficiary's bankruptcy or insolvency and to the extent any such interest arising hereunder is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein.

            E. Application of Funds. The proceeds received by the Company from the sale of shares pursuant hereto will be used for general corporate purposes.

            F. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Optionee. This Agreement and all actions taken hereunder shall be governed by and constructed in accordance with the laws of the State of Delaware, except for the choice of law principles thereof. The Committee shall have authority to construe the terms of the Agreement, and the Committee's determinations shall be final and binding on Optionee.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and Optionee has executed this agreement as of the day and year first above written.

                                    TETRA Technologies, Inc.


                                    By:    /Tom H. Delimitros/
                                       -----------------------------------------
                                           Tom H. Delimitros, Chairman
                                           Management and Compensation Committee
                                           of the Board of Directors

                                    Optionee


                                           /Allen T. McInnes/
                                       -----------------------------------------
                                           Allen T. McInnes, President and CEO